UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 1, 2022

GLOBAL SPAC PARTNERS CO.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40320	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2093 Philadelphia Pike #1968

Claymont, DE 19703

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (650) 560-4753

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Units, each consisting of one subunit and one-half of one redeemable warrant	GLSPU	The Nasdaq Stock Market LLC

Subunits included as part of the units, each consisting of one Class A ordinary share $.0001 par value, and one-quarter of one redeemable warrant	GLSPT	The Nasdaq Stock Market LLC

Redeemable warrants	GLSPW	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously disclosed, Global SPAC Partners Co., a special purpose acquisition company incorporated as a Cayman Islands exempted company (“Global”), entered into a definitive Business Combination Agreement, dated as of December 21, 2021, as amended and restated on May 18, 2022 (the “Business Combination Agreement”), with Gorilla Technology Group Inc., a Cayman Islands exempted company (“Gorilla”), Gorilla Merger Sub, Inc., a Cayman Islands exempted company and a wholly owned subsidiary of Gorilla, Global SPAC Sponsors LLC, a Delaware limited liability company, in the as the representative from and after the Effective Time (as defined in the Business Combination Agreement) for the shareholders of Global as of immediately prior to the Effective Time and their successors and assignees, and Tomoyuki Nii, in the capacity as the representative from and after the Effective Time for the Gorilla shareholders as of immediately prior to the Effective Time.

On June 30, 2022, Global issued a press release announcing the mailing of a preliminary proxy statement announcing an extraordinary general meeting of Global’s shareholders on July 13, 2022 to extend the date by which Global must consummate an initial business combination to on or before August 13, 2022 (the “Extended Date”); provided, however, that if, by August 13, 2022, Global has (i) mailed its definitive proxy statement/prospectus in connection with a shareholder meeting to approve the business combination and related transactions with Gorilla (such meeting, the “Business Combination Meeting”), and (ii) called the Business Combination Meeting to be held no more than 14 days following the mailing date, but (iii) has not yet held the Business Combination Meeting, then the Extended Date shall be automatically extended to the earlier of (a) the second business day following the Business Combination Meeting and (b) September 13, 2022. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Additional Information

In connection with the transactions contemplated by the Business Combination Agreement (the “Transactions”), Gorilla has filed with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form F-4, which includes a preliminary proxy statement of Global, and a preliminary prospectus of Gorilla in connection with the proposed Transactions. The definitive proxy statement and other relevant documents will be mailed to Global security holders as of June 15, 2022, the record date established for the Business Combination Meeting. Investors and security holders of Global and other interested persons are advised to read the preliminary proxy statement, and amendments thereto, and the definitive proxy statement in connection with Global’s solicitation of proxies for the Business Combination Meeting because these documents will contain important information about Global, Gorilla, the Business Combination Agreement and the Transactions. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the Transactions (when they become available), and any other documents filed by Global with the SEC, may be obtained free of charge at the SEC’s website (www.sec.gov) or by writing to Global at: 2093 Philadelphia Pike #1968, Claymont, DE 19703.

Forward-Looking Statements

This Current Report on Form 8-K contains, and certain oral statements made by representatives of Global and Gorilla and their respective affiliates, from time to time may contain, “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Global’s and Gorilla’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “might” and “continues,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, Global’s and Gorilla’s expectations with respect to future performance and anticipated financial impacts of the Transactions and the proposed private placement of Global securities by institutional accredited investors contemplated by certain subscription agreements dated as of February 10, 2022, as amended and restated on May 18, 2022 (the “PIPE”), the satisfaction of the closing conditions to the Transactions and the timing of the completion of the Transactions. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from expected results. Most of these factors are outside of the control of Global or Gorilla and are difficult to predict. Factors that may cause such differences include but are not limited to: (i) the inability of the parties to successfully or timely consummate the Transactions and the PIPE, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the post-Transactions company (the “Company”) or the expected benefits of the Transactions and the PIPE, if not obtained; (ii) the failure to realize the anticipated benefits of the Transactions and the PIPE; (iii) matters discovered by the parties as they complete their respective due diligence investigation of the other parties; (iv) the ability of Global prior to the Transactions, and the Company following the Transactions, to maintain the listing of the Company’s shares on Nasdaq; (v) costs related to the Transactions; (vi) the lack of a third-party fairness opinion in determining whether or not to pursue the proposed Transactions; (vii) the failure to satisfy the conditions to the consummation of the Transactions, including the approval of the Business Combination Agreement by the shareholders of Global and the satisfaction of the minimum cash requirements of the Business Combination Agreement following any redemptions by Global’s public shareholders; (viii) the risk that the Transactions may not be completed by the stated deadline and the potential failure to obtain an extension of the stated deadline; (ix) the outcome of any legal proceedings that may be instituted against Global or Gorilla related to the Transactions; (x) the attraction and retention of qualified directors, officers, employees and key personnel of Global and Gorilla prior to the Transactions, and the Company following the Transactions; (xi) the ability of the Company to compete effectively in a highly competitive market; (xii) the ability to protect and enhance Gorilla’s corporate reputation and brand; (xiii) the impact from future regulatory, judicial, and legislative changes in Gorilla’s or the Company’s industry; (xiv) the uncertain effects of the COVID-19 pandemic and geopolitical developments; (xv) competition from larger technology companies that have greater resources, technology, relationships and/or expertise; (xvi) future financial performance of the Company following the Transactions, including the ability of future revenues to meet projected annual bookings; (xvii) the ability of the Company to forecast and maintain an adequate rate of revenue growth and appropriately plan its expenses; (xviii) the ability of the Company to generate sufficient revenue from each of its revenue streams; (xix) the ability of the Company’s patents and patent applications to protect the Company’s core technologies from competitors; (xx) the Company’s ability to manage a complex set of marketing relationships and realize projected revenues from subscriptions, advertisements; (xxi) product sales and/or services; (xxii) the Company’s ability to execute its business plans and strategy, including potential expansion into new geographic regions; and (xxiii) other risks and uncertainties described herein, as well as those risks and uncertainties discussed from time to time in other reports and other public filings with the SEC by Global or Gorilla. The foregoing list of factors is not exclusive. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Global and Gorilla undertake no obligation to update forward-looking statements to reflect events or circumstances after the date they were made except as required by law or applicable regulation.

Participants in the Solicitation

Gorilla, Global and their respective directors, executive officers and employees and other persons may be deemed to be participants in the solicitation of proxies from the holders of Global securities in respect of the proposed Transactions. Information about Global’s directors and executive officers and their ownership of Global’s securities is set forth in Global’s filings with the SEC. Additional information regarding the interests of the participants in the proxy solicitation will be included in the proxy statement pertaining to the proposed Transactions when it becomes available. These documents can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any securities pursuant to the proposed Transactions or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated June 30, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 1, 2022	GLOBAL SPAC PARTNERS CO.

	By:	/s/ Bryant B. Edwards
		Name:	Bryant B. Edwards
		Title:	Chief Executive Officer

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